        COMMON STOCK                                COMMON STOCK

          M000000

INCORPORATED UNDER THE LAWS               THIS CERTIFICATE IS TRANSFERABLE IN
  OF THE STATE OF DELAWARE                THE CITY OF NEW YORK OR IN CHICAGO

                                 MOTOROLA, INC.
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                            CUSIP 620076 10 9

                                    SPECIMEN

IS THE OWNER OF
     FULL-PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $ 3 EACH

OF MOTOROLA, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
     WITNESS THE CORPORATE SEAL OF SAID CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                     [SEAL]

                          COUNTERSIGNED AND REGISTERED:
                          HARRIS TRUST AND SAVINGS BANK
                                    (CHICAGO)
                          TRANSFER AGENT AND REGISTRAR
                                       BY

                              AUTHORIZED SIGNATURE




SECRETARY                                            VICE CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER

                                 MOTOROLA, INC.

          The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be sent to the Secretary of the Corporation at its executive office, or to its Transfer Agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT-     CUSTODIAN
                                                          -----          ------
TEN ENT -as tenants by the entireties                     (Cust)         (Minor)
                                                   under Uniform Gifts to Minors
JT TEN -as joint tenants with right of survivorship            ACT _____________
                                                                     (State)
and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,         HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

- ------------------------------------------

- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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- --------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
- -------------------------------------------------------------------ATTORNEY TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL
POWER OF SUBSTITUTION IN THE PREMISES
DATED
     -----------------------------



                         ------------------------------------------------------
                         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Motorola, Inc. and Harris Trust and Savings Bank dated as of November 9, 1988 and amended as of August 7, 1990 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Motorola Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate Motorola Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by Acquiring Persons as defined in the Rights Agreement and any subsequent holder of such Rights, may become null and void.


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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY